May 5, 2009

DREYFUS HIGH YIELD MUNICIPAL
BOND FUND

Supplement to Prospectus
dated December 15, 2008

     The following information supersedes and replaces any contrary information contained in the section of the fund’s prospectus entitled “Management- Investment Adviser.”

     The fund’s primary portfolio manager is James Welch, a position he has held since the fund’s inception. Michael Faloon serves as an additional portfolio manager, a position he has held since April 2009. Mr. Welch is a portfolio manager for Standish Asset Management Company LLC (“Standish”), an affiliate of Dreyfus, where he has been employed since April 2009. Mr. Welch manages a number of national and state- specific municipal bond funds managed by Dreyfus, where he has been employed since 1996. Mr. Faloon is a portfolio manager for municipal bond funds at Standish, where he also is responsible for quantitative research and risk management. He has been employed at Standish since 1999. Mr. Faloon has also been employed by Dreyfus since April 2009.

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